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[GRAPHIC]

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Smith Barney Hansberger
Global Value Fund

[GRAPHIC]
Smith Barney Hansberger
Global Small Cap
Value Fund

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SEMI-ANNUAL REPORT
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October 31, 1999

                                          [LOGO]
[LOGO OF SBMF]SMITH BARNEY               HANSBERGER
              MUTUAL FUNDS                 GLOBAL
                                       INVESTORS, INC.

NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
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Smith Barney Hansberger Funds

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MARKET HIGHLIGHT
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Many of the world's markets fell a year ago, following Russia's unexpected debt defaults, a major hedge fund debacle and a currency devaluation in Brazil. Meanwhile, economic upheavals in Asia were also causing repercussions internationally. Yet, by the end of the 12-month period ended October 31, 1999, many global stock and bond markets experienced a dramatic reversal of fortunes.

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The Smith Barney Hansberger Global Value Fund seeks long-term capital growth by investing primarily in the common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers. The Fund's bottom-up approach to stock selection focuses primarily on identifying companies with low share prices relative to their earnings, cash flow and/or net asset value.

                                         NASDAQ Symbol
                                         -------------
                          Class A             SGLAX
                          Class B             SGLBX
                          Class L             SGLCX

The Smith Barney Hansberger Global Small Cap Value Fund's primary investment objective is long-term capital growth. The Fund seeks to achieve this objective by investing primarily in equity securities of U.S. and foreign issuers with relatively small market capitalizations (i.e., share price times the number of equity securities outstanding). These are equity securities which, in the opinion of SSB Citi Fund Management LLC, the Fund's investment manager, and Hansberger Global Investors, Inc., the Fund's sub-investment adviser, are undervalued.


                                         NASDAQ Symbol
                                         -------------
                          Class B             SCVBX

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WHAT'S INSIDE
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Shareholder Letter...........................................................  1

Smith Barney Hansberger Global Value Fund
  Portfolio Manager Commentary...............................................  2
  Historical Performance.....................................................  4

Smith Barney Hansberger Global Small Cap
Value Fund
  Portfolio Manager Commentary...............................................  7
  Historical Performance.....................................................  9

Schedules of Investments..................................................... 12

Statements of Assets and Liabilities......................................... 21

Statements of Operations..................................................... 22

Statements of Changes in Net Assets.......................................... 23

Notes to Financial Statements................................................ 25

Financial Highlights......................................................... 31
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Shareholder Letter
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    [PHOTO]                                          [PHOTO]
HEATH B. MCLENDON                              THOMAS L. HANSBERGER,
                                               CFA, CIC
Chairman
                                               Chairman and Chief
                                               Executive Officer
                                               Hansberger Globel
                                               Investors, Inc.


Dear Shareholder:

We are pleased to present the semi-annual shareholder report for the Smith Barney Hansberger Global Value Fund and the Smith Barney Hansberger Global Small Cap Value Fund ("Funds") for the period ended October 31, 1999. We hope you find this report to be useful and informative. Individual commentaries for each Fund follow.

Global Markets Update

It has been an extraordinary year in the markets. Abundant liquidity has helped propel U.S. market indices to lofty levels, yet this particular bull market has been concentrated in large-cap stocks and high-tech issues. Similar trends have emerged in Europe while more encouraging and broad-based recoveries have taken place in Japan and several developing countries.

The globalization of securities markets continues to accelerate. Economic growth picked up in Europe and Asia, with a great deal of corporate restructuring taking place. A year ago, a major topic of discussion and possible concern was the introduction of the Euro. (The Euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, The Netherlands, Austria, Portugal and Finland on January 1, 1999.)

Twelve months later, the introduction of the Euro has fostered lower inflation. Moreover, the Euro has contributed to the consolidation of businesses and the creation of even stronger and more competitive European companies.

Last year, Asia was reeling under the impact of currency and banking problems, and Japan was mired in economic stagnation. Today we are seeing firsthand the amazing resiliency of these economies as Southeast Asia returns to economic stability and growth albeit at a slower, yet more sustainable, rate. Additionally, the Japanese Government and the country's industries are taking serious steps to rebuild the economy including corporate restructuring and consolidation of the banking and financial services industries.

Our due diligence efforts continue to uncover what we believe are undervalued investment opportunities on a global basis. We are particularly encouraged by the continuation of Asia's recovery and structural changes taking place in Europe. Although the high valuations of many large cap U.S. momentum stocks concerns us, we believe ample opportunities continue to exist. We believe this combination of factors presents a favorable backdrop for global investors.

In closing, your support of our investment management approach is genuinely appreciated. We at Hansberger Global Investors ("HGI") and Smith Barney Mutual Funds will continue to work hard to deliver competitive total returns for our shareholders over the long term using our value investing approach.

Sincerely,
/s/ Heath B. McLendon                /s/ Thomas L. Hansberger
Heath B. McLendon                    Thomas L. Hansberger,
Chairman                             CFA, CIC
                                     Chairman and Chief
                                     Executive Officer
                                     Hansberger Global
                                     Investors, Inc.

November 15, 1999

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Smith Barney Hansberger Funds                                                  1
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Smith Barney Hansberger Global Value Fund
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Performance Update

For the period ended October 31, 1999, the Hansberger Global Value Fund's Class A, Class B and Class L shares (excluding sales charges) had a return of 4.25%, 3.84% and 3.84%, respectively. This is in comparison to the 4.69% return of the Morgan Stanley Capital International ("MSCI") All-Country World Free Index over the same period. (The MSCI All-Country World Free Index represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America.)

Investment Strategy

Since the Fund began, our investment management team has remained focused on identifying undervalued companies with favorable long-term earnings prospects. Our experience suggests to us that fundamentals and valuations are the primary determinants of stock price performance over the long-term.

Market & Economic Overview

In our view, the principal factors influencing Fund performance during the period include the recovery in Asia, continued strength in U.S. stocks and a recovery in commodity-sensitive issues. Improving conditions in Japan's economy and corporations have proven beneficial to the Fund's performance given the significant increase in our Japanese exposure during its fiscal year. Corporate restructuring, most notably in banking, has had the most positive impact on the Fund's performance. Elsewhere in Asia, stocks responded favorably as risk premiums declined and earnings began to recover from exceedingly depressed levels. We have seen improving performance among many of our U.S. commodity-sensitive and telecommunications holdings; however, the Fund's lack of large-cap U.S. growth stocks hindered its performance. Although low inflation and low interest rates continue in the U.S., a modest increase in bond yields did put a temporary damper on markets during the third quarter of 1999.

Portfolio Update

Our strategy continues to focus on investment opportunities at the company level where stock prices are trading below what we think are their intrinsic values. The ideas generated by our analysis have led us to gradually increase our exposure in Japan, to maintain a meaningful overweight position elsewhere in Asia, and to remain significantly underweighted in the U.S. Our European exposure has been relatively modest given more attractive opportunities elsewhere.

Our domestic-oriented focus in Japan contributed favorably to performance, particularly as merger and acquisition ("M&A") activities increased in the banking industry. Several of the Fund's Japanese financial stocks have directly or indirectly been involved in this M&A activity. Dai-Ichi Kangyo Banks, Daiwa Securities, Nippon Fire & Marine Insurance, Sumitomo Trust, and Toyo Trust are all actively participating in this M&A activity. Performance was also favorably influenced by positions in Hitachi, NEC and NTT Docomo, to name but a few. Our previously established positions throughout the smaller Asian markets contributed to the Fund's gains as well during the period.

Given the magnitude of the earnings upgrades and our long-term earnings forecast for these stocks, we

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2                                        1999 Semi-Annual Report to Shareholders
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are committed to our overweight position in other select Asian company stocks.